STALWART FUNDS

Supplement dated December 26, 1995 to the Prospectus dated January 20, 1995

Effective January 1, 1996, Sunstone Financial Group, Inc. ("Sunstone") will serve as the new transfer agent and dividend-disbursing agent of the Stalwart Funds (the "Funds"). The Funds' shares will not be offered to the public generally. Shares may be purchased, redeemed and exchanged only through representatives of Sachem Trust, the successor to the Trust Department of Layfayette American Bank & Trust Company or by clients of the Adviser. All correspondence and inquiries, including inquiries regarding account balances, should be directed to the shareholder's trust officer or investment specialist at Sachem Trust at 23 Boston Street, Guilford, CT 06437 or at 1-800-580-3656.

Also effective January 1, 1996, the Kemper Cash Account Trust Money Market Portfolio, the Kemper Cash Account Trust Tax-Exempt Portfolio and the Flagship Connecticut Double Tax-Exempt Fund will no longer be available as part of the Funds' expanded exchange privilege. Shareholders should consult their trust officer or investment specialist at Sachem Trust to discuss other cash investment alternatives. Shareholders may continue to authorize Sachem Trust to execute exchanges among the five Stalwart Funds.

In its capacity as transfer agent and dividend-disbursing agent, Sunstone will be responsible for providing those services that are now provided by DST Systems, Inc. (successor to Supervised Service Company, Inc. ("SSC")) as described in the Prospectus.

This information supplements and, to the extent applicable, supersedes the information contained on pages 3, 25-28 and 32 of the Prospectus and elsewhere therein.

The shareholders of the Core Equity Fund approved and the Core Equity Fund entered into a new sub-advisory agreement between Briar Capital Management L.L.C., as adviser, and Harris Associates L.P. on December 20, 1995. The new sub-advisory agreement is identical (except for the term of the agreement) to the sub-advisory agreement previously in effect.

Questions regarding the purchase and sale of shares of the Funds should be directed at 1-800-580-3656.

This Supplement should be retained with your Prospectus for future reference.





BRIAR FUNDS TRUST

Supplement dated July 20, 1995 to the Prospectus dated January 20, 1995

The following Financial Highlights are to be inserted prior to the section titled "The Stalwart Funds" on page 6. The Financial Highlights have been derived from the Financial Statements located in Part B, the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

For the Period from January 27, 1995<F1> through May 31, 1995 (Unaudited)
                                      U.S. Government                          Core          Aggressive      International
                                         Securities        Income             Equity           Equity           Equity
                                            Fund            Fund               Fund             Fund             Fund
                                            ----            ----               ----             ----             ----


                                        1/27/95<F1>      1/27/95<F1>       1/27/95<F1>       1/27/95<F1>      1/27/95<F1>
                                          through          through           through           through          through
                                          5/31/95          5/31/95           5/31/95           5/31/95          5/31/95
                                          -------          -------           -------           -------          -------


Net Asset Value, beginning of period        $10.00           $10.00             $10.00           $10.00           $10.00

Income from investment operations:
  Net investment income                       0.20             0.19               0.05             0.01             0.05
  Net realized and unrealized
    gains on securities                       0.69             0.73               1.06             0.35             0.89
                                         ---------        ---------          ---------        ---------        ---------


Total from investment operations              0.89             0.92               1.11             0.36             0.94

Less distributions from:
  Net investment income                     (0.20)           (0.19)                  -                -                -
                                         ---------        ---------          ---------        ---------        ---------


Total distributions                         (0.20)           (0.19)                  -                -                -
                                         ---------        ---------          ---------        ---------        ---------


Net Asset Value, end of period              $10.69           $10.73             $11.11           $10.36           $10.94
                                         =========        =========          =========        =========        =========
Total return<F2>                             8.98%            9.22%             11.10%            3.60%            9.40%

Supplemental data and ratios:
  Net assets, end of period             $8,733,934       $6,884,030         $8,540,251       $6,823,554       $4,623,916
  Ratio of net expenses to average
    net assets <F3><F4>                      1.11%            1.31%              1.53%            1.60%            1.91%
  Ratio of net income to average
    net assets <F3><F4>                      6.15%            5.63%              1.67%            0.43%            1.54%
  Portfolio turnover rate <F2>              16.00%           16.43%              7.46%           26.74%            5.44%

<F1>Commencement of operations.

<F2>Not annualized for the period from January 27, 1995 through May 31, 1995.

<F3>Annualized for the period from January 27, 1995 through May 31, 1995.

<F4>Without fees waived, the ratio of expenses to average net assets would have been 2.33% for the U.S. Government Securities Fund;
2.60% for the Income Fund; 2.69% for the Core Equity Fund; 2.76% for the Aggressive Equity Fund; and 4.17% for the International
Equity Fund.

  Without fees waived, the ratio of net investment income to average net assets would have been 4.93% for the U.S. Government
Securities Fund; 4.34% for the Income Fund; 0.51% for the Core Equity Fund; (0.73)% for the Aggressive Equity Fund; and (0.72)% for
the International Equity Fund.

  This Supplement should be retained with your Prospectus for future reference.





                                 STALWART FUNDS
                                   PROSPECTUS
                                JANUARY 20, 1995

                                Core Equity Fund
                             Aggressive Equity Fund
                           International Equity Fund
                        U.S. Government Securities Fund
                                  Income Fund


TABLE OF CONTENTS
Highlights                                       2
Expense Summary                                  4
The Stalwart Funds                               6
Investment Objectives and Policies               6
  Core Equity Fund                               6
  Aggressive Equity Fund                         7
  International Equity Fund                      8
  U.S. Government Securities Fund                9
  Income Fund                                   10
Additional Investment Information and Risks     11
Investment Restrictions                         19
Management of the Stalwart Funds                20
Purchase and Redemption of Shares               25
Determination of Net Asset Value                28
Dividends and Distributions                     29
Tax Information                                 29
Fund Performance                                30
Other Information                               31
Shareholder Inquiries                           32


No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated January 20, 1995 and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust or its distributor. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.


BRIAR FUNDS TRUST/THE STALWART FUNDS

Core Equity Fund
Aggressive Equity Fund
International Equity Fund
U. S. Government Securities Fund
Income Fund

Briar Funds Trust (the "Trust") is an open-end management investment company. The Trust currently consists of five different investment portfolios, the Briar Funds Trust/the Stalwart Funds (the "Stalwart Funds"), better known as mutual funds (which funds are singularly referred to as a "Fund" and collectively referred to as the "Funds"). The Funds offer a variety of investment objectives designed to offer investors a range of investment opportunities. The Funds currently consist of the following portfolios:

The Core Equity Fund seeks long-term capital appreciation through a diversified portfolio of investments primarily in common stocks and securities convertible into common stocks. Under normal market conditions the Core Equity Fund will invest at least 65% of its total assets in common stocks of companies comprising the S&P 500. Although income is considered in the selection of securities, the Core Equity Fund is not designed for investors whose primary investment objective is income.

The Aggressive Equity Fund seeks long-term growth of capital through investments in small-and mid-cap common stocks of companies believed by the Fund's sub-adviser to possess superior growth potential. Income is a secondary objective to be sought only when consistent with the primary objective.

The International Equity Fund seeks long-term capital appreciation primarily through a diversified portfolio of investments in equity securities of companies based outside the United States.

The U.S. Government Securities Fund seeks a high level of total return from investments principally in a diversified portfolio of securities issued or guaranteed as to principal and interest by the U.S. government and its agencies or instrumentalities.

The Income Fund seeks a high level of current income primarily from a diversified portfolio of fixed income securities and dividend-paying common stocks.

This Prospectus sets forth concisely the information you should know before investing in the Funds. It should be read and retained for future reference. Additional information about the Stalwart Funds is contained in the Statement of Additional Information for the Stalwart Funds, which has been filed with the Securities and Exchange Commission, bears the same date as this Prospectus and is incorporated by reference in its entirety into the Prospectus and which is available at no charge by writing Lafayette American Bank & Trust Company,
Attention: Trust Department at 1087 East Broad Street, Bridgeport, Connecticut 06604 or calling (203) 336-6137 or (800) 262-7642.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, LAFAYETTE AMERICAN BANK & TRUST COMPANY, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE STALWART FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


HIGHLIGHTS

Investment Objectives

The Stalwart Core Equity Fund, Stalwart Aggressive Equity Fund, Stalwart International Equity Fund, Stalwart U.S. Government Securities Fund and Stalwart Income Fund are separate series of the Briar Funds Trust, an open-end management investment company. Each "Fund" is a "no-load" fund. There are no sales or redemption charges, but there are 12b-1 fees. The investment objectives of the Funds are described below. There can be no guarantee that the Funds will achieve their investment objectives. See "Investment Objectives and Policies."

The Core Equity Fund seeks long-term capital appreciation through a diversified portfolio of investments primarily in common stocks and securities convertible into common stocks deemed significantly undervalued by the Fund's sub-adviser.

The Aggressive Equity Fund seeks long-term growth of capital through investments in small-and mid-cap common stocks of companies believed by the Fund's sub-adviser to possess superior growth potential.

The International Equity Fund seeks long-term capital appreciation primarily through a diversified portfolio of investments in equity securities of companies based outside the United States.

The U.S. Government Securities Fund seeks a high level of total return from investments principally in a diversified portfolio of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

The Income Fund seeks a high level of current income primarily from a diversified portfolio of fixed income securities and dividend-paying common stocks.

Additional Risks

Investing in the Funds involves the risks common to any investment in securities. Each Fund seeks to achieve its investment objective by investing in a variety of securities consistent with the Fund's investment objective. The market value of fixed income securities, which constitutes a major part of the investments of several of the Funds, will generally vary inversely with changes in prevailing interest rates. The Aggressive Equity Fund is a non-diversified fund which means its portfolio can be dependent upon the performance of a smaller number of securities than is the case with the other Funds which are diversified funds. In addition, the equity securities in which the Aggressive Equity Fund will invest will primarily be of companies with small or medium capitalizations, which often involve higher risks. Each of the Funds may invest in foreign securities, which investments involve special risks and costs which are in addition to the normal risks inherent in domestic investments. The International Equity Fund may invest up to 100% of its assets in foreign securities and may also invest in securities of issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. To the extent consistent with their investment objectives, each Fund may also purchase and sell put and call options, purchase and sell futures contracts and options on futures contracts, invest in illiquid securities, mortgage and other asset-backed securities, and purchase securities issued on a forward commitment basis or when-issued basis. Each Fund may also invest to a limited degree in non-investment grade debt securities. Certain of the policies of the Funds present additional risks which are described under "Additional Investment Information and Risks."

Additional Investment Information

Each Fund's investment objective may be changed by its Board of Trustees without shareholder approval. Shareholders will, however, be notified in advance of any proposed change. In addition to the foregoing, the Funds have adopted certain fundamental investment restrictions that may be changed only with the approval by the lesser of (i) a majority of the Fund's outstanding shares or (ii) 67% of the Fund's shares present or represented at a meeting at which the holders of more than 50% of such shares are present or represented. See "Investment Restrictions."

Management of the Stalwart Funds

Briar Capital Management L.L.C. is the investment adviser of the Funds (the "Adviser"), and as such, manages the business and affairs of the Funds. The Adviser has, however, retained a separate sub-adviser to provide investment advisory services for each of the Funds. Details about the Adviser and the sub-advisers are described under "Management of the Stalwart Funds."

S.F. Investments, Inc., an affiliate of the Adviser, acts as the distributor of the Funds. The Funds have adopted a plan of distribution pursuant to Rule 12b-1 pursuant to which the Funds may bear expenses to finance activities intended to result in the sale of their shares.

Sunstone Financial Group, Inc. acts as administrator and fund accountant for the Funds, Supervised Service Company, Inc. acts as transfer agent, and United Missouri Bank, n.a. acts as custodian.

Purchases and Redemption of Shares

The Funds' shares will not be offered to the public generally and may be purchased by Lafayette American Bank & Trust Company and its affiliates, either for their own account or for the account of their clients. Shares of each Fund are sold without an initial sales charge at the net asset value next determined after the receipt of a purchase order in proper form. The minimum initial purchase for each Fund is $500. There is a $100 minimum purchase amount required for subsequent purchases. Shares may be purchased in a variety of ways as described under "Purchase and Redemption of Shares."

Shares of the Funds may be redeemed at the net asset value as next determined after receipt of a redemption request in proper form. Redemptions may be made in a variety of ways which are described under "Purchase and Redemption of Shares."

Dividends and Distributions

Dividends of net investment income are declared and paid monthly for the U.S. Government Securities and Income Funds, and annually for the Core Equity Fund, Aggressive Equity Fund and International Equity Fund. Net capital gains for the Funds are intended to be distributed on an annual basis.

Shareholder Services

Questions regarding the Funds and inquiries regarding a shareholder's account may be directed to Lafayette American Bank & Trust Company, Attention: Trust Department at 1087 East Broad Street, Bridgeport, Connecticut 06604 or calling
(203) 336-6137 or (800) 262-7642.


EXPENSE SUMMARY

The following table is designed to assist you in understanding the expenses you will bear directly or indirectly as a shareholder of the Stalwart Funds. The percentages shown below are the annualized operating expenses the Funds expect to pay during the current fiscal year. An example based on the summary is also shown.

                                                 Core            Aggressive       International       U.S. Gov't.
                                                Equity             Equity            Equity            Securities        Income
                                                 Fund               Fund              Fund                Fund            Fund
                                                 ----               ----              ----                ----            ----

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases          None               None              None                None            None
Maximum Sales Load Imposed on Reinvested
  Dividends                                      None               None              None                None            None
Deferred Sales Load Imposed on Redemptions       None               None              None                None            None
Redemption Fees<F5>                              None               None              None                None            None
Exchange Fees                                   $5.00              $5.00             $5.00               $5.00           $5.00

Annual Operating Expenses
(as a percentage of average net assets)
Management Fees                                 0.75%<F6>          0.65%              0.85%              0.45%           0.45%
12b-1 Fees<F7>                                  0.15%              0.15%              0.15%              0.15%           0.15%
Other Expenses (net of reimbursement)<F8>       0.63%              0.80%              0.91%              0.51%           0.71%
Total Operating Expenses (net of
  reimbursements)                               1.53%              1.60%              1.91%              1.11%           1.31%

Example
Based on the foregoing table, you would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return and
(ii) redemption at the end of each time period:

One Year                                         $16                $16                $20                $11             $13
Three Years                                      $48                $51                $61                $36             $42

<F5>United Missouri Bank, n.a., charges a $9.00 fee for each wire redemption.

<F6>The Core Equity Fund pays a management fee that varies based on its performance.

<F7>Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under which it will pay to its Distributor a fee of 0.15% per annum of the average daily net assets of the Fund. The effect of a Rule 12b-1 Plan is that a long-term shareholder in a Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of
 Securities Dealers, Inc.

<F8>For the current year, Briar Capital Management L.L.C. (the "Adviser") has voluntarily agreed to reimburse other expenses to the extent necessary to ensure that total fund operating expenses do not exceed 1.53%, 1.60%, 1.91%, 1.11% and 1.31% of the average daily net assets of the Core Equity, Aggressive Equity, International Equity, U.S. Government Securities and Income Funds,
 respectively, for the fiscal year. Absent these reimbursements, the estimated other expenses for the Core Equity, Aggressive
 Equity, International Equity, U.S. Government Securities and Income Funds are expected to be 0.66%, 0.80%, 1.01%, 0.65% and 0.71%, respectively, and the estimated total operating expenses are expected to be 1.56%, 1.60%, 2.01%, 1.25% and 1.31%, respectively.
 For future years, the Adviser has voluntarily agreed to reimburse other expenses to the extent necessary to ensure that total operating expenses do not exceed industry averages (as provided by Lipper Analytical Services, Inc.) for similar funds (other than the Aggressive Equity Fund which may exceed such industry average by no more than 10%, the Core Equity Fund which may exceed such industry average by no more than 11.5% and the International Equity Fund which may exceed such industry average by no more than
 20%).

The examples shown above should not be considered representations of past or future expenses or rates of return. The Stalwart Funds are new and actual operating expenses and investment return may be more or less than those shown. Information about the actual performance of the Funds will be contained in the Funds' future annual reports to shareholders, which may be obtained without charge when they become available.



THE STALWART FUNDS
The Stalwart Funds are a family of five mutual funds offering a variety of investment objectives designed to offer investors a range of investment opportunities. The Stalwart Funds are investment portfolios of Briar Funds Trust (the "Trust"), a Delaware business trust. A mutual fund allows you to pool your money with that of other investors in order to obtain professional management of your investments. While every investment involves some degree of risk, a mutual fund allows you to spread your investment over a larger group of securities and thus minimize your risk of loss from any individual security. While the Funds attempt to minimize this risk, they are subject to general market movements as well as movements of the individual securities which they own. Accordingly, the investment objectives described below may or may not be accomplished.


INVESTMENT OBJECTIVES AND POLICIES
The investment objectives and policies of each Fund are described below. Additional information regarding the securities, investment techniques and restrictions of each Fund are described under "Additional Investment Information and Risks" and "Investment Restrictions."


THE CORE EQUITY FUND
The Core Equity Fund seeks long-term capital appreciation. The Fund will seek to achieve its objective through a diversified portfolio of investments primarily in common stocks and securities convertible into common stocks deemed significantly undervalued by the Fund's sub-adviser. Under normal market conditions the Core Equity Fund will invest at least 65% of its total assets in common stocks of companies comprising the S&P 500. Although income is considered in the selection of securities, the Fund is not designed for investors whose primary investment objective is income.

The primary criteria used in security selection is the size of the discount of market price relative to the economic value of the security as determined by the Fund's sub-adviser. The Fund's investment philosophy is predicated on the belief that over time market price and value converge and that the investment in securities priced significantly below long-term value presents the best opportunity to achieve the Fund's objective of long-term capital appreciation.

The Fund's sub-adviser uses several qualitative and quantitative methods in analyzing economic value, but considers the primary determinant of value to be the enterprise's long-run ability to generate cash for its owners. Once it is determined that a security is undervalued, the sub-adviser will consider it for purchase by the Fund. In making investment decisions, a key additional factor is the quality of management and, for equity securities, particular emphasis is placed on significant management stock ownership. The Fund's sub-adviser believes that the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its shareholders.

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock and securities convertible into common stock. The Fund may also invest in other securities that are suited to the Fund's investment objective, including preferred stocks and investment grade debt securities. See "Additional Investment Information and Risks - Investment Grade and Non-Investment Grade Debt Securities."

Although the Fund invests principally in securities of U.S. issuers, it may invest up to 15% of its total assets (valued at the time of investment) in foreign securities, including foreign government obligations and foreign equity and debt securities. Foreign securities in the Fund will be limited to American Depository Receipts ("ADRs") traded on a U.S. exchange or in the over-the-counter market. See "Additional Investment Information and Risks - Foreign Securities."

In seeking to achieve its investment objective, the Fund ordinarily invests on a long-term basis, but on occasion may also invest on a short-term basis (for example, where short-term perceptions have created a significant gap between price and value). Occasionally, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry, or to reflect general market or economic conditions.

Under normal market conditions, the Fund expects to be substantially fully invested in the types of securities described in the preceding paragraphs. Within the limitations described in this Prospectus, the percentages of Fund assets invested in various types of securities will vary in accordance with the judgment of the Fund's sub-adviser. When the sub-adviser considers a temporary defensive posture advisable, the Fund may invest without limitation in investment grade corporate debt obligations or U.S. government obligations, or may hold cash or money market instruments. Investments in such securities have risks different from that of common stocks. See "Additional Investment Information and Risks - Money Market Instruments - and Investment Grade and Non-Investment Grade Debt Securities."


THE AGGRESSIVE EQUITY FUND
The Aggressive Equity Fund seeks long-term growth of capital through investments in small-and mid-cap common stocks of companies believed by the Fund's sub-adviser to possess the potential for growth. Income is a secondary objective to be sought only when consistent with the primary objective.

The Fund will normally invest at least 65% of its total assets in common stocks of companies which are believed by its sub-adviser to present the prospect for long-term capital appreciation based on historical and projected rates of earnings growth or on development of new products and services. Equity securities in which the Fund invests will primarily be of companies with small or medium capitalizations (total market capitalizations, as measured by the market value of each company's respective outstanding common stock, ranging from $100 million to $3 billion with an anticipated average capitalization of $1 billion or less under normal market conditions). While such companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and
competitive strengths of larger corporations.   In addition, in many instances,
the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies are typically larger than the spreads for more actively traded securities. As a result, the Fund could incur a loss if it determined to sell such a security shortly after its acquisition. When making large sales, the Fund may have to sell portfolio holdings at discount from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

The Fund may also invest in investment grade convertible securities and up to 10% of its total assets in foreign securities. See "Additional Investment Information and Risks - Foreign Securities and - Investment Grade and Non-Investment Grade Debt Securities." At times, when economic conditions or general levels of common stock prices are such that its sub-adviser deems it prudent to adopt a temporary defensive position by reducing or curtailing investments in common stocks, a larger proportion than usual of the Fund's assets may be invested in government securities, or may hold cash or money market instruments. See "Additional Investment Information and Risks - Money Market Instruments."

Unlike the other Funds, this Fund is a non-diversified investment company. This means that the Fund is not restricted by the provisions of the Investment Company Act of 1940 (the "1940 Act") with respect to the diversification of its investments. Because the Fund's "non-diversified status" permits the investment of a greater portion of the Fund's assets in the securities of individual companies than would be permissible under a "diversified status," the Fund's "non-diversified status" is considered to subject the Fund to a greater degree of risk. See "Investment Restrictions." The Fund will however meet certain diversification requirements in order to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Tax Information."


THE INTERNATIONAL EQUITY FUND
The International Equity Fund seeks long-term capital appreciation primarily through investments in equity securities of companies based outside the United States. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks, securities convertible into such common stocks (including ADRs and European Depository Receipts ("EDRs")), rights and warrants issued by companies that are based outside the United States and securities of investment companies with similar investment objectives as the Fund (subject to Securities and Exchange Commission (the "Commission") limits on such investments). The Fund may also invest in forward foreign currency exchange contracts, options, futures and options on futures, and in normal market conditions up to 35% of its assets in money market instruments and in debt securities which are rated investment grade. The Fund may invest up to 10% of its net assets in convertible securities and debt securities which are rated below investment grade, and in unrated securities judged to be of equivalent quality as determined by its sub-adviser. See "Additional Investment Information and Risks - Investment Grade and Non-Investment Grade Debt Securities."

Subject to the foregoing, the Fund will invest broadly in the available universe of securities of companies primarily domiciled in at least three of the four following categories: (1) Europe, including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom; (2) the Pacific Rim, including Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore; (3) Canada; and (4) countries with "emerging markets" as defined by Morgan Stanley Capital International ("MSCI"). At least 65% of these securities will be denominated in at least three currencies other than the U.S. dollar.

The investment approach of the Fund's sub-adviser is "bottom up;" this approach seeks to identify companies with excellent long-term business prospects, and selects those whose stocks appear to offer attractive absolute returns. Investment criteria includes both growth and value considerations.
The sub-adviser seeks companies that it believes have strong balance sheets, sustainable internal growth, superior financial returns and defensible business franchises. Typically, the sub-adviser will only invest in companies that the sub-adviser has analyzed for a number of years for the International Equity Fund or other comparable funds. Country allocation and sector weightings reflect the results of stock selection, which itself is strongly influenced by the sub-adviser's cyclical and secular outlook for various industries, sectors and national economies. Explicit country or sector allocation decisions are taken only when necessary to ensure that the Fund is well-diversified. The sub-adviser hedges foreign currency exposure infrequently, on those occasions when it has a strong view on the prospects for a particular currency. Currency hedging is done through the use of forward contracts or options.

The Fund will invest in various types of equity securities, including growth stocks, value stocks, rights and warrants. The expense ratio of the Fund can be expected to be higher than that of funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons: higher costs of investment research and custody of foreign securities; higher commissions paid on comparable transactions on foreign markets; and additional costs arising from delays in settlements of transactions involving foreign securities.

For purposes of its investment policies, the Fund defines an emerging market as any country, the economy and market of which is generally considered to be emerging or developing by MSCI or, in the absence of an MSCI classification, by the World Bank. The Fund considers emerging markets to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund may invest up to 35% of its net assets in securities issued by companies in emerging markets.


THE U.S. GOVERNMENT SECURITIES FUND
The U.S. Government Securities Fund seeks a high level of total return from investments principally in a diversified portfolio of securities issued or guaranteed as to principal and interest by the U.S. government and its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are described under "Additional Investment Information and Risks - U.S. Government Obligations." The Fund does not have any portfolio maturity restrictions except it is not anticipated that under normal market conditions the average maturity for the Fund as determined by the sub-adviser will be in excess of twelve years. Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. government securities.

In seeking to achieve the investment objectives of the Fund, the Fund's sub-adviser will actively manage the Fund's portfolio, adjusting the average portfolio maturity according to the sub-adviser's interest rate outlook. Through this active management approach, the sub-adviser seeks to reduce any negative changes in the Fund's net asset value per share. During periods of rising interest rates and falling prices, a shorter average maturity may be adopted to help cushion the effect of price declines on the Fund's net asset value. When interest rates are falling and prices are rising, the sub-adviser may seek a longer average maturity for the Fund's portfolio, in order to, among other reasons, seek total return possibilities consistent with the Fund's investment objective. The Fund's maturity will also vary depending upon market conditions. While the sub-adviser seeks to manage the Fund's maturity in light of its interest rate outlook and market conditions, interest rate changes and market conditions may result in decreases in the Fund's net asset value, which is anticipated to fluctuate.

Even though interest-bearing securities are investments which often offer a stable stream of income, the prices of fixed income securities are affected by changes in the prevailing level of interest rates. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of a Fund's portfolio securities, and therefore its net asset value per share, generally will decline. Generally, the longer the maturity of a fixed income security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The sub-adviser to this Fund may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns and the investment policy of the Fund relative to maturities. As a general matter, instruments having a longer remaining maturity tend to fluctuate more in market value than instruments having a shorter maturity for a given change in yield. Consequently, the Fund's net asset value will tend to fluctuate more at times when the average maturity of its portfolio is longer.


THE INCOME FUND
The Income Fund seeks a high level of current income primarily from a diversified portfolio of fixed income securities and dividend-paying common stocks. The Fund is designed for investors who seek a high level of income and are willing to accept greater principal fluctuation in order to achieve that objective. The Fund does not have any portfolio maturity restrictions except it is not anticipated that under normal market conditions the average maturity for the Fund as determined by the sub-adviser will be in excess of twelve years. Under normal market conditions, the Fund will invest at least 65% of its total assets in fixed income securities and dividend-paying common stocks.

In seeking to achieve its investment objective, the Fund may invest in a variety of investment grade fixed income securities including U.S. government securities in which the U.S. Government Securities Fund may invest; corporate debt securities, including bonds, debentures, and notes; bank obligations; commercial paper (including variable amount master demand notes); repurchase agreements; convertible securities; preferred stocks (securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets); mortgage-backed securities and collateralized mortgage obligations; and dividend-paying common stocks.

In seeking to achieve the investment objectives of the Fund, the Fund's sub-adviser will actively manage the Fund's portfolio, adjusting the average portfolio maturity according to the sub-adviser's interest rate outlook. Through this active management approach, the sub-adviser seeks to reduce any negative changes in the Fund's net asset value per share. During periods of rising interest rates and falling prices, a shorter average maturity may be adopted to help cushion the effect of price declines on the Fund's net asset value. When interest rates are falling and prices are rising, the sub-adviser may seek a longer average maturity for the Fund's portfolio, in order to, among other reasons, seek total return possibilities consistent with the Fund's investment objective. The Fund's maturity will also vary depending upon market conditions. While the sub-adviser seeks to manage the Fund's maturity in light of its interest rate outlook and market conditions, interest rate changes and market conditions may result in decreases in the Fund's net asset value, which is anticipated to fluctuate.

Even though interest-bearing securities are investments which often offer a stable stream of income, the prices of fixed income securities are affected by changes in the prevailing level of interest rates. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of the Fund's portfolio securities, and therefore its net asset value per share, generally will decline. Generally, the longer the maturity of a fixed income security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The sub-adviser to this Fund may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns and the investment policy of the Fund relative to maturities. As a general matter, instruments having a longer remaining maturity tend to fluctuate more in market value than instruments having a shorter maturity for a given change in yield. Consequently, the Fund's net asset value will tend to fluctuate more at times when the average maturity of its portfolio is longer.

The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Fixed income securities in which the Fund will invest will be investment grade at the time of purchase. See "Additional Investment Information and Risks - Investment Grade and Non-Investment Grade Debt Securities."


ADDITIONAL INVESTMENT INFORMATION AND RISKS

Money Market Instruments

Each of the Funds may hold the following investments in such proportions as, in the opinion of the Adviser and the Fund's sub-adviser, existing circumstances may warrant: short-term U.S. government obligations, repurchase agreements, bank obligations, commercial paper, variable amount master demand notes, corporate bonds with remaining maturities of thirteen months or less, securities issued by other investment companies which invest in high quality, short-term debt securities (subject to limitations imposed by the 1940 Act) and cash and other cash equivalents for temporary defensive purposes, pending investment, or to meet anticipated redemption requests. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and, at the time of the sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Adviser and the Fund's sub-adviser will monitor, on an ongoing basis, the value of the underlying securities to assure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Adviser and the Fund's sub-adviser review the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks.

U.S. Government Obligations

To the extent consistent with their respective objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U. S. government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. government will provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

Obligations of the U.S. Treasury include "stripped" U.S. Treasury obligations such as Treasury Receipts, representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Stripped U.S. Treasury obligations may include coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

Privately-Issued Stripped Securities

To the extent consistent with their respective investment objectives, each Fund may also purchase U.S. Treasury securities that are stripped by investment banks and sold under proprietary names. Such investments may include participations in trusts that hold U.S. Treasury and agency securities (such as Treasury Income Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). These stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Securities stripped by investment banks are not as liquid as STRIPS and CUBES and are not viewed by the staff of the Commission as U.S. government securities for purposes of the 1940 Act.

Foreign Securities

Each Fund (other than the U.S. Government Securities Fund) may invest in foreign securities. Such Funds' investments in the obligations of foreign issuers may include both obligations of foreign corporations and banks, as well as obligations of foreign governments and their political subdivisions. The International Equity Fund may invest up to 100% of its assets in foreign securities, whereas the Core Equity, Aggressive Equity, and Income Funds may invest up to 15%, 10%, and 10%, respectively, in foreign securities. Foreign securities include equity or derivative securities denominated in currencies other than the U.S. dollar, including any single currency or multi-currency units, plus sponsored and unsponsored ADRs and EDRs. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. Unsponsored ADRs and EDRs differ from sponsored ADRs and EDRs in that the establishment of unsponsored ADRs and EDRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as information for sponsored ADRs and EDRs, and the price of unsponsored ADRs and EDRs may be more volatile.

Investments in foreign securities and securities denominated in non-U.S. currencies involve special risks and costs which are in addition to the normal risks inherent in domestic investments. Political, economic or social instability of the issuer or the country of issue, difficulty of predicting international trade patterns, the possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments, and the possibility of adverse changes in investment or exchange control regulations are among the inherent risks. In addition, foreign stock markets are generally not as developed or efficient as those in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may cause delays in settlements of a Fund's trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such security purchases due to settlement problems or could result in a failure of a Fund to make potentially advantageous investments.

Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. In addition, a Fund could encounter difficulties in obtaining or enforcing a judgment against an issuer in certain foreign countries.

Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of a Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. To the extent that a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, the respective net currency position of the Funds may expose them to risks independent of their securities positions. To the extent that the International Equity Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds are also subject to the possible imposition of exchange control regulations or freezes on convertibility of currency. Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, such taxes may reduce the net return to the shareholders. See "Taxes" in the Statement of Additional Information.

Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies.

Forward Currency Exchange Contracts

Each Fund (other than the U.S. Government Securities Fund) may enter into forward contracts to "lock in" the U.S. dollar price of a security denominated in a foreign currency when it enters into a contract to purchase or sell the security, or to hedge against an anticipated decline in the currency of a particular foreign country in which some of the Fund's portfolio securities are denominated. These Funds may also enter into forward contracts to attempt to hedge interest or dividend payments payable in a foreign currency. The International Equity Fund may also conduct currency transactions on a spot
(cash) basis.

A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although the contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. In addition, the use of forward contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In connection with its forward currency exchange contracts, a Fund will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high quality debt obligations, or will otherwise cover its position in accordance with applicable requirements of the Commission.

Emerging Market Securities

The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets or economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Options and Futures Contracts

To the extent consistent with its investment objective, each Fund may purchase and sell put and call options for the purpose of hedging or earning additional income. These options may relate to particular securities, financial instruments, foreign currencies, stock or bond indices, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Fund will not purchase put and call options where the aggregate premiums on outstanding options exceed 5% of its total assets at the time of purchase, and will not write put options if the aggregate value of securities underlying the put options would exceed 25% of the Fund's net assets (measured at the time the put option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

To the extent consistent with its investment objective, each Fund may also purchase and sell futures contracts and options on futures contracts for hedging purposes or to maintain liquidity by using the futures contract or option as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement to purchase or sell a specified amount of designated securities for a set price at a specified future time. At the time it enters into a futures contract or writing an option on a futures contract, a Fund is required to make a performance deposit ("initial margin") of cash or liquid securities. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures or options position which is continually marked to market.

If a Fund enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Fund purchases a futures contract as a substitute for investing in the designated underlying securities, the Fund will experience gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Fund to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Fund. To the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies that are traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the Fund's aggregate initial margin and premiums required to establish those positions may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. To the extent a Fund purchases or sells futures, options on futures contracts or foreign currencies traded on a CFTC regulated exchange, its sub-adviser intends to comply with the regulations of the CFTC exempting the Fund from registration as a "commodity pool operator."

When required, a Fund will segregate cash, U.S. government securities or other high-quality debt securities in an amount sufficient to meet its obligations under the transactions. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments hedged by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract or option and the resulting inability to close a futures contract or option when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) the sub-adviser's ability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. A further discussion is included in the Statement of Additional Information.

Illiquid Securities

Each Fund will not knowingly invest more than 15% of the value of its respective net assets in securities that are illiquid. For purposes of this restriction, illiquid securities include repurchase agreements and time deposits that do not provide for payment to a Fund within seven days, over-the-counter options, and securities that are not registered under the Securities Act of 1933 (unless the Board of Trustees or the Adviser or a Fund's sub-adviser, pursuant to guidelines adopted by the Board of Trustees, determines that a liquid trading market exists). Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Fund may be permitted to sell under an effective registration statement. If, during such a period, adverse conditions were to develop, a Fund might obtain a less favorable price than prevailing when it decided to sell.

Mortgage and Other Asset-Backed Securities

The Funds may purchase securities that are secured or backed by mortgages or other mortgage-related assets. Such securities may be issued by such entities as GNMA, FNMA, the Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities. Such securities are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Mortgage-backed securities also include collateralized mortgage obligations ("CMOs"). CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities, and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Securities issued by entities other than governmental entities may offer a higher yield but also may be subject to greater price fluctuations than securities issued by governmental entities. None of the Funds intend to invest in derivative mortgage-backed securities, such as certain classes of CMOs and other types of mortgage pass-through securities, which are designed to be highly sensitive to changes in prepayment and interest rates and can subject the shareholder to extreme reductions of yield and possibly loss of principal.

The Funds (other than the U.S. Government Securities Fund) may also purchase securities that are secured or backed by assets other than mortgage-related assets, such as automobile and credit card receivables, and that are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. These securities may not have the benefit of any security interest in the underlying assets and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. A Fund will only purchase asset-backed securities that its sub-adviser determines to be liquid.

The yield characteristics of mortgage-backed and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligation generally may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

Forward Commitments and When-Issued Securities

Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased or sold on a firm commitment basis are purchased or sold for delivery beyond the normal settlement date at a stated price and yield. Purchases are recorded as an asset and are subject to changes in the general level of interest rates. The Funds will only make commitments to purchase securities on a firm commitment basis or purchase or sell securities on a forward commitment basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable.

When a Fund purchases securities on a when-issued or forward commitment basis, the Fund's custodian will maintain in a segregated account cash and liquid high-grade debt securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Convertible Securities

Each Fund (other than the U.S. Government Securities Fund) may invest in convertible securities. A convertible security may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. The lowest grade of convertible security in which any Fund may invest is B as rated by Moody's Investor Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Investment Grade and Non-Investment Grade Debt Securities

Each Fund (other than the Core Equity and International Equity Funds) intends to limit its investments in debt securities to those which are "investment grade." Investment grade obligations are obligations rated within the four highest rating categories by Moody's (Baa or higher), S&P (BBB or higher) or other nationally recognized rating agencies, or obligations unrated but deemed by the Fund's sub-adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four ratings, though considered investment grade, are considered to have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by such Fund. The Fund's sub-adviser will consider such an event in determining whether a Fund should continue to hold the security. Such Fund's sub-adviser expects to sell promptly any securities that are non-investment grade as a result of these events that exceed 5% of the Fund's net assets. However, nothing herein shall require the Fund's sub-adviser to sell any securities at a loss to the respective Fund. See the Statement of Additional Information for a description of applicable debt ratings.

The Core Equity and International Equity Funds may invest up to 10% of their respective net assets in convertible securities and debt securities rated lower than Baa by Moody's or BBB by S&P, or of equivalent quality as determined by their respective sub-advisers (commonly referred to as "junk bonds"). The lower the ratings of such debt securities, the greater their risks make such securities like or similar to equity securities. The lowest grade of debt security in which any Fund may invest is B as rated by Moody's and S&P.

Low-rated securities generally offer a higher yield than that available from higher rated securities. However, low-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for low-rated securities has expanded rapidly in recent years.

The market for low-rated securities is generally thinner and less active than that for higher quality securities, which would limit the Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such securities may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. The sub-advisers to the Core Equity and International Equity Funds will seek to reduce the risks associated with investing in such securities by limiting the Funds' holdings in such securities and by the depth of their own credit analyses. For additional information about the risks of investing in low-rated securities and for additional information on securities ratings, see the Statement of Additional Information.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Each Fund's sub-adviser will consider such an event in determining whether the Fund should continue to hold the security. The Funds expect, however, to sell promptly any securities that fall below their respective minimums as a result of these events that exceed 5% of each Fund's net assets. However, nothing herein shall require a Fund's sub-adviser to sell any securities at a loss.

Securities Lending

The Funds do not presently intend to lend portfolio securities.


Portfolio Turnover

In order to achieve its investment objective, the sub-advisers of the Funds will generally purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial. The sub-advisers intend to purchase a given security whenever they believe it will contribute to the stated objective of a Fund, even if the same security has only recently been sold. In selling a given security, the sub-advisers will keep in mind that (i) profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Code; and (ii) profits from sales of securities are taxable to certain shareholders. Subject to those considerations, the Funds may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the portfolio managers believe that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the applicable Fund's objectives, the rate of portfolio turnover is irrelevant when the sub-advisers believe a change is in order to achieve those objectives, and each of the Funds' annual portfolio turnover rate may vary from year to year.

It is anticipated that the annual portfolio turnover rate of the Core Equity Fund will be approximately 40%, the portfolio turnover rate of the Aggressive Equity Fund will be approximately 100%, the portfolio turnover rate of the International Equity Fund will be approximately 50%, the portfolio turnover rate of the U.S. Government Securities Fund will be approximately 30%, and the portfolio turnover rate of the Income Fund will be approximately 40%.

High portfolio turnover (i.e., over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Funds. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income for federal income tax purposes.


INVESTMENT RESTRICTIONS
A Fund's investment objective may be changed by its Board of Trustees without shareholder approval. Shareholders will, however, be notified at least 30 days in advance of any changes. Any such change may result in a Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund. No assurance can be provided that a Fund will achieve its investment objective.

Each Fund has also adopted certain fundamental investment restrictions that may be changed only with the approval by a majority of a Fund's outstanding shares. The following description summarizes several of the Fund's fundamental restrictions, which are set forth in full in the Statement of Additional Information.

No Fund may:
 1. purchase the securities of any issuer if the purchase would cause more than 5% of the value of a Fund's total assets to be invested in securities of any one issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of a Fund's total assets may be invested without regard to these limitations;

 2. invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry; and

 3. borrow money except for temporary purposes in amounts up to 33 1/3% of the value of its total assets at the time of borrowing.

Although restriction 1 does not apply to the Aggressive Equity Fund, in order to meet certain tax requirements, the Aggressive Equity Fund will not hold any securities (except U.S. government securities and repurchase agreements collateralized by such securities) that would cause, at the end of any quarter of such Fund's taxable year, more than 5% of its total assets to be invested in the securities of any one issuer, except that up to 50% of the Fund's total assets may be invested without regard to this limitation so long as no more than 25% of the Fund's total assets are invested in any one issuer (except the U.S. government, its agencies and instrumentalities).


MANAGEMENT OF THE STALWART FUNDS
As a Delaware business trust, the business and affairs of the Trust are managed by its Board of Trustees. The Trust has entered into a Management and Advisory Agreement dated January 15, 1995 (the "Advisory Agreement") with Briar Capital Management L.L.C. (the "Adviser"), 311 South Wacker Drive, Suite 4990,
Chicago, Illinois 60606-6604, pursuant to which the Adviser provides consulting, investment and administrative services to the Funds. The Advisory Agreement permits the Adviser to retain one or more sub-advisers to provide investment advisory services to the Funds. Pursuant to this authority, the Adviser has entered into sub-advisory agreements with four sub-advisers each dated January 15, 1995 (the "Sub-Advisory Agreement(s)") to provide investment advisory services for the Core Equity, Aggressive Equity, International Equity, U.S. Government Securities and Income Funds. Subject to the management and direction of the Board of Trustees, the Adviser selects and monitors the various sub-advisers.

Investment Adviser

The Adviser was organized on September 29, 1994 as an Illinois limited liability company to become the investment adviser to the Funds. The Adviser presently has no other clients and no prior experience managing a registered open-end investment company. The Adviser is affiliated with Pekin, Singer & Shapiro Asset Management, Inc. ("PSSAM"), Prairie Asset Management, Glencoe Investment Corporation and S.F. Investments, Inc. PSSAM, a registered investment adviser, is owned by substantially the same individuals as the Adviser. The professionals that provide investment advisory services for PSSAM are substantially the same individuals that will comprise the investment committee that will make investment decisions for the Adviser. Several of these individuals have been in the investment advisory business for over 25 years. PSSAM was founded in 1990 and along with its affiliated companies currently has assets under management of approximately $300 million.

Pursuant to the Advisory Agreement, the Adviser (i) provides or oversees the provision of all general management and administration, investment advisory and portfolio management for the Funds; (ii) provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business, and to supervise the provision of services by third parties such as the sub-advisers and custodian; and (iii) develops the investment programs, selects sub-advisers, and monitors the sub-advisers' investment programs and results. The Adviser bears the expenses it incurs in providing these services as well as the costs of preparing and distributing explanatory materials concerning the Funds. The Adviser also provides asset management consulting services, including the objective-setting and asset-allocation strategies, and sub-advisers review and evaluation assistance.

The Adviser receives an annual management fee from each Fund. The Adviser is responsible for the payment of all fees to the sub-advisers. The annual management fees, payable monthly on a pro rata basis, are the following percentages of the average daily net assets of the Funds: 0.75% for the Core Equity Fund, 0.65% for the Aggressive Equity Fund, 0.85% for the International Equity Fund and 0.45% for each of the U.S. Government Securities Fund and the Income Fund. The basic advisory fee paid by the Core Equity Fund of 0.75% may be increased or decreased by applying an adjustment formula based on the investment performance of the Fund relative to the performance of the S&P 500. The Fund calculates investment performance in the same manner as the S&P 500. The adjustment is 0.02% for each full 1.00% by which the total rate of return of the Fund differs from the total rate of return on the S&P 500 during each Fund year. The maximum annualized performance adjustment is +/- 0.10% (i.e., 10 basis points). The Adviser and the Fund's sub-adviser will receive the maximum performance adjustment in the event that the total rate of return of the Fund exceeds the total rate of return of the S&P 500 by 5.00% (i.e., 500 basis points). For example, if the S&P 500 has an average annual performance of 10%, the Fund's average annual performance would have to be equal to or greater than 15% for the Adviser and the Fund's sub-adviser to receive an annual performance fee of 0.10% (i.e., the difference in performance between the Fund and the S&P 500 must be equal to or greater than 5% for the Adviser and the Fund's sub-adviser to receive the maximum performance fee). In April 1972, the SEC issued release No. 7113 under the Investment Company Act (the "Release") to call the attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements.
One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a 'rule of thumb' the performance difference should be at least +/- 10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending at this time, that any particular performance difference exists before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Trustees of the Fund has fully considered the Release and believes that the performance adjustments are entirely appropriate although not within the +/- 10 percentage points per year range suggested by the Release.

The Adviser retains 0.25% of the advisory fees and the remaining amounts are remitted to the respective sub-advisers. While the investment advisory fee paid by the Core Equity Fund and the International Equity Fund is higher than that paid by most investment companies, the Board of Trustees believes it is appropriate for these Funds in light of their investment objectives and policies.

Sub-Advisers

All sub-advisers are employed by the Adviser, subject to approval by the Board of Trustees and the shareholders of the applicable Fund. The Adviser recommends sub-advisers to the Fund's Board of Trustees based upon its continuing quantitative and qualitative evaluation of the sub-adviser's skill in managing assets using specific investment styles and strategies. Each sub-adviser has discretion to purchase and sell securities for the assets of its respective Fund in accordance with that Fund's objectives, policies and restrictions and the more specific strategies provided by the Adviser. Although the sub-advisers are subject to general supervision by the Funds' Board, officers and Adviser, these parties do not evaluate the investment merits of specific securities transactions.

Sub-advisers are selected for the Funds based primarily upon the research and recommendations of the Adviser, which evaluates quantitatively and qualitatively the sub-adviser's skills and results in managing assets for specific asset classes, investment styles and strategies. The Adviser evaluates the risks and returns of the sub-advisers' investment style over an entire market cycle. Short-term investment performance by itself is not a controlling factor in selecting or terminating a sub-adviser.

Each of the sub-advisers has entered into a Sub-Advisory Agreement and each is principally engaged in managing investment advisory accounts or providing investment supervisory services. Details regarding the sub-advisers are described below under "Portfolio Management of the Funds."

Portfolio Management of the Funds

Information regarding the portfolio management of each Fund, including background information about the sub-advisers and portfolio managers for each Fund and the fees to be paid for advisory services by the Fund, is set forth below:

Core Equity Fund

Harris Associates L.P. ("Harris"), Two North LaSalle Street, Chicago, Illinois 60602-3790, acts as sub-adviser for the Core Equity Fund. Harris was founded in 1976 and presently has assets under management in excess of $5.5 billion.
Harris has thirteen active partners, none of whom own more than 15%. Domestically, the firm manages both balanced and equity portfolios for individual and institutional clients. Harris also offers international equity separate account management for institutions and provides investment advisory services to partnerships and two registered investment companies. Harris currently acts as investment adviser to the Oakmark Fund and the Oakmark International Fund.

Robert H. Harper, C.F.A., a principal of Harris, acts as portfolio manager for the Fund and is the person primarily responsible for the day-to-day management of the Fund. Mr. Harper has been a principal with Harris since 1978 and presently is a director of the firm and a Vice President of its general partner. He has 25 years of investment management experience.

For its services to the Fund, the Adviser pays Harris a fee, computed daily and payable monthly, equal to 0.50% of the average daily net assets of the Fund. This basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Fund relative to the performance of the S&P 500. The Fund calculates investment performance in the same manner as the S&P 500. The adjustment is 0.02% for each full 1.00% by which the total rate of return of the Fund differs from the total rate of return on the S&P 500 during each Fund year. The maximum annualized performance adjustment is +/- 0.10% (i.e., 10 basis points). Harris will receive the maximum performance adjustment in the event that the total rate of return of the Fund exceeds the total rate of return of the S&P 500 by 5.00% (i.e., 500 basis points).

Aggressive Equity Fund

Wasatch Advisors, Inc. ("Wasatch"), 68 South Main Street, Salt Lake City, Utah 84101, acts as sub-adviser to the Aggressive Equity Fund. Wasatch has been in the investment advisory business since 1975 and currently has assets under management of approximately $300 million including the assets of four mutual funds for which the firm acts as investment adviser. Dr. Samuel S. Stewart, Jr. is Chairman of the Board and President of Wasatch. Dr. Stewart is the only owner of Wasatch who owns more than 25% of Wasatch and is thus deemed to control Wasatch. The Fund is managed by a committee of four persons, including Dr. Stewart who is chairman and who has served as President of Wasatch since 1975 when he founded the firm. The balance of the committee is comprised of Jeff Cardon, Karolyn Worton and Robert Gardiner, all of whom are Chartered Financial Analysts. No single individual is primarily responsible for making recommendations to the committee. Mr. Cardon joined Wasatch in 1980 and serves as senior research analyst. Ms. Worton and Mr. Gardiner have served as research analysts for Wasatch since 1989 and 1990, respectively.

For its services to the Fund, the Adviser pays Wasatch a fee, computed daily and payable monthly, equal to 0.40% of the average daily net assets of the Fund.

International Equity Fund

Harding, Loevner Management, L.P. ("HLM"), 50 Division Street, Somerville, New Jersey 08876, acts as sub-adviser to the International Equity Fund. HLM, established in 1989 and controlled by Daniel D. Harding and David R. Loevner, is a registered investment adviser that specializes in global investment management for private investors, foundations and endowments. HLM presently provides investment supervisory services to a registered investment company and has $350 million under management.

Daniel D. Harding, Chief Investment Officer of HLM, Simon Hallett, Senior Portfolio Manager and Principal of HLM and David R. Loevner, Chief Executive Officer of HLM, comprise the investment committee that is primarily responsible for the day-to-day management of the Fund. No single individual is primarily responsible for making investment recommendations to that committee.

Prior to founding the firm, Mr. Harding served for ten years as a senior investment manager with Rockefeller & Company, the private investment firm that advises the Rockefeller family and related charities. At Rockefeller, he set equity and fixed income investment strategy and spearheaded the international diversification of the firm's investments. Mr. Harding graduated with honors from Colgate University and is a Chartered Financial Analyst.

Prior to joining the firm in 1991, Mr. Hallett served seven years with Jardine Fleming Investment Management where he was director in charge of a team of six portfolio managers investing in the markets of Southeast and North Asia. Mr. Hallett graduated with honors from Oxford University.

Mr. Loevner's prior experience includes nine years with the Rockefeller family office where he managed equity portfolios and developed new financial planning and asset allocation techniques. In 1987, he relocated to Hong Kong to open Rockefeller's first Asian office and manage a regional investment program comprising both quoted and private venture investments. Before joining Rockefeller, Mr. Loevner was an economist with the World Bank. He graduated summa cum laude from Princeton University and, as a Sachs scholar, received graduate degrees from Oxford University.

For its services to the Fund, the Adviser pays HLM a fee, computed daily and payable monthly, equal to 0.60% of the average daily net assets of the Fund.

U.S. Government Securities Fund and Income Fund

PSSAM manages the assets of the U.S. Government Securities Fund and the Income Fund. PSSAM is owned and operated by substantially the same individuals as the Adviser. All investment decisions made by PSSAM for these Funds are made by an investment committee and no single individual is primarily responsible for making investment recommendations to that committee. The committee presently consists of David S. Evans, Thomas A. Hickey, Joanne Pekin, Sheldon M. Pekin and Richard A. Singer, certain of whom are principals of the Adviser, PSSAM, Prairie Asset Management, Glencoe Investment Corporation and/or S.F. Investments, Inc.

For its services for the U.S. Government Securities Fund and the Income Fund, the Adviser receives from each Fund a fee, computed daily and payable monthly, equal to 0.45% of the average net assets of the respective Fund. Of this fee, the Adviser pays to the sub-adviser a fee equal to 0.20% of the average net assets of the respective Fund.

Administrator

Pursuant to an Administration and Fund Accounting Agreement (the
"Administration Agreement"), Sunstone Financial Group, Inc. (the
"Administrator" or "Sunstone"), 207 East Buffalo Street, Suite 400,
Milwaukee, Wisconsin 53202, acts as administrator for the Funds. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For its administrative services (which include clerical, compliance, regulatory, fund accounting and other services), the Administrator receives from the Trust a fee, computed daily and payable monthly, based on the Funds' aggregate average net assets at the annual rate of 0.200 of 1.0% on the first $100,000,000 of average net assets,
0.125 of 1.0% on the next $150,000,000 of average net assets and 0.075 of 1.0% on average net assets in excess of $250,000,000, subject to an annual minimum of $255,000, plus out-of-pocket expenses. In addition, the Administrator received from the Funds $60,000 for organizational services provided by the Administrator.

Distributor

S. F. Investments, Inc. (the "Distributor"), 311 South Wacker Drive, Suite
4990, Chicago, Illinois 60606-6604, is the distributor of the Fund. The Distributor is an affiliate of the Adviser and is controlled by Nathan Shapiro, a principal of PSSAM. The Trust has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act. Under this plan, the Trust may bear expenses to finance activities intended to result in the sale of its shares provided the expenses are reviewed and approved by the Board of Trustees. Such activities may include compensating brokers, preparing and distributing marketing materials, and preparing and placing advertisements. Payments may also be made to organizations, including affiliates of the Adviser, which provide support and distribution services to their customers which are beneficial owners of Fund shares. These services may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in Fund shares; and providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting. The Trust pays the Distributor an annual 12b-1 fee of 0.15% of the average daily net assets of the Funds. If payments made by the Distributor for such activities or expenses exceed in any year the maximum under the plan of distribution, the Trust will not be liable for any such difference.

Expenses

The Trust will pay all of its own expenses, including, but not limited to, investment advisory, transfer agent, distribution, custodial, audit, legal, printing and postage, accounting, registration and insurance expenses. The Adviser has voluntarily agreed to waive its advisory fee and reimburse other expenses to the extent necessary to ensure that the total operating expenses do not exceed 1.53%, 1.60%, 1.91%, 1.11% and 1.31% of the average daily net assets of the Core Equity Fund, Aggressive Equity Fund, International Equity Fund, U.S. Government Securities Fund and Income Fund, respectively, for the fiscal year. For future years, the Adviser has voluntarily agreed to reimburse other expenses to the extent necessary to ensure that total operating expenses do not exceed industry averages (as provided by Lipper Analytical Services, Inc.) for similar funds (other than the Aggressive Equity and International Equity Funds which may exceed such industry average by no more than 10%, the Core Equity Fund which may exceed such industry average by no more than 11.5% and the International Equity Fund which may exceed such industry average by no more than 20%). This waiver and reimbursement may be terminated upon 60 days prior written notice to the shareholders.

Allocation of Brokerage Commissions

The Adviser and the sub-advisers, where appropriate, reserve the right to allocate brokerage transactions to other broker/dealers in a manner which takes into account the sale of the Trust's shares and may allocate brokerage to broker/dealers and others who may be affiliated with a sub-adviser or the Adviser only if done in compliance with the 1940 Act and with procedures established by the Board of Trustees. Any allocation of brokerage transactions will be governed by the ability to obtain the most favorable price and execution of the transaction. The Board of Trustees will review the allocation of brokerage transactions on a quarterly basis.


PURCHASE AND REDEMPTION OF SHARES

Who May Purchase Fund Shares

The Funds' shares will not be offered to the public generally and may be purchased only by Lafayette American Bank & Trust Company and its affiliates, either for their own account or for the account of their clients, or by clients of the Adviser.

How to Buy Shares

Shares of each Fund are sold without an initial sales charge at the net asset value next determined after the receipt of a purchase order in proper form as described below. The minimum initial purchase of shares is $500 per Fund. There is a $100 minimum amount required for subsequent purchases. Each Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares.

By Wire: Initial Purchases: Lafayette American Bank & Trust Company and its affiliates may purchase shares by transmitting immediately available funds (federal funds) by wire to:

   United Missouri Bank
   ABA #101000 695
   For credit to Stalwart Funds, Account #98-7060-774-3
   Name and account number of Shareholder's Account

Before making an initial investment by wire, Lafayette American Bank & Trust Company and its affiliates must notify the Funds' Transfer Agent to advise of the action and to be assigned an account number. If this notification is not made, it may not be possible to process the order promptly. In addition, an Account Application, which is available through the Distributor, should be promptly forwarded to the Transfer Agent, at the following address:

   Stalwart Funds, Inc.
   P.O. Box 419740
   Kansas City, MO  64141-6740

Subsequent Purchases: Additional investments may be made at any time through the wire procedure described above.

By Mail: Initial Purchases: The Account Application available through the Distributor should be completed by Lafayette American Bank & Trust Company and its affiliates, signed and mailed with a check, Federal Reserve draft, or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars, to the order of the Fund whose shares are being purchased, as the case may be, and mailed to the Transfer Agent at the above address.

Subsequent Purchases: Additional purchases may be made at any time by Lafayette American Bank & Trust Company by check, Federal Reserve draft, or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars, to the order of the relevant Fund at the above address. The Lafayette American Bank & Trust Company sub-account, if any, to which the subsequent purchase is to be credited should be identified together with the sub-account number and, unless otherwise agreed, the name of the sub-account.

Automatic Investment Plan

The Funds offer an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of a Fund in an existing account on a regular, monthly basis on the 5th day of each month ($50.00 minimum per transaction). If the fifth day of a month occurs on a Saturday, Sunday or legal holiday, the purchase shall be made on the prior business day. Under the Automatic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account each month and applies the amount to the purchase of Fund shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Automatic Investment Plan. A $12.50 fee will be imposed by the Transfer Agent if sufficient funds are not available in the shareholder's account or the shareholder's account has been closed at the time of the automatic transaction. To establish the Automatic Investment Plan contact the Lafayette American Bank & Trust Company, Attention: Trust Department at 1087 East Broad Street, Bridgeport, Connecticut 06604 or call (203) 336-6137 or (800) 262-7642.

How Shareholder Accounts are Maintained

Upon the initial purchase of a Fund's shares, an account will be opened for the account or sub-account of Lafayette American Bank & Trust Company or its affiliates. Subsequent investments may be made through Lafayette American Bank & Trust Company or its affiliates at any time by mail to the Transfer Agent or by wire as noted above. The shareholder accounts relating to investments made by customers of the Adviser shall be maintained as specified by the Adviser. Distributions paid in additional shares are credited to Fund accounts when paid. Confirmation statements indicating total shares of each Fund owned in the account or each sub-account will be mailed to shareholders at least quarterly, and at the time of each purchase or redemption. The issuance of shares will be recorded on the books of the relevant Fund. The Trust does not issue share certificates.

How to Exchange Shares

Shares of any Fund may be exchanged for shares of another Fund at any time. This exchange offer is available only in states where shares of such other Fund may be legally sold. Each exchange is subject to a minimum initial investment of $500 in each Fund except for certain Retirement Plans (as defined herein).

The value to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for the exchange. An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and such an exchanging shareholder will generally realize a capital gain or loss. This is not a tax-free exchange. A fee of $5.00 is charged for each exchange, but such exchange fee may be waived in certain instances. Exchange requests should be directed to the Transfer Agent. The Trust reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

Shareholders may withdraw all or a portion of their investment in the Stalwart Funds and reinvest the proceeds in the Kemper Cash Account Trust Money Market Portfolio, the Kemper Cash Account Trust Tax-Exempt Portfolio or the Flagship Connecticut Double Tax Exempt Fund (collectively, the "expanded exchange funds"). These exchange privileges are subject to the minimum initial and subsequent investment requirements of the Stalwart Funds. Only collected shares will be exchanged. Shareholders must obtain a copy of the prospectus for the expanded exchange funds from the Trust, and are advised to read it carefully before authorizing any investment in shares of the expanded exchange funds.

No charge to shareholders is imposed in connection with the expanded exchange privilege. An exchange from the Funds to any of the expanded exchange funds is treated as an ordinary sale and purchase for federal income tax purposes and such an exchanging shareholder will generally realize a capital gain or loss. This is not a tax-free exchange. The Trust reserves the right to modify or terminate the expanded exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Any exchange request may be rejected by a Fund or the Distributor at its discretion. The exchange privilege may be changed or discontinued without penalty at any time. Contact the Lafayette American Bank & Trust Company for additional information concerning the exchange privilege.

How to Redeem Shares

Shares of a Fund will be redeemed at the net asset value next determined after receipt of a redemption request in proper form as described below. Proceeds will be mailed within seven days of such receipt. However, at various times a Fund may be requested to redeem shares for which it has not yet received good payment. If the shares to be redeemed represent an investment made by check, each Fund may delay payment of redemption proceeds until the check has been collected which, depending upon the location of the issuing bank, could take up to 15 days. For federal and state income tax purposes, a redemption of shares is a taxable transaction and may result in recognition of a gain or loss.

Lafayette American Bank & Trust Company may redeem all or any number of shares
at any time by mail by delivering the request to the Transfer Agent.   Stock
powers would be required when redeeming $25,000 or more, or when redemption proceeds are going to an address other than an address of record, or when redemption proceeds are going to a different person other than the Shareholder of record. Written redemption requests or stock powers must be endorsed by the record owner(s) exactly as the shares are registered. When required, signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by regulation of the Commission and acceptable to the Transfer Agent. A notary public is not an acceptable guarantor.

The right to redeem shares of a Fund and to receive payment therefore may be suspended at times when (a) the securities markets are closed, other than customary weekend and holiday closings; (b) trading is restricted for any reason; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment or redemption.

Although the Funds normally intend to redeem shares in cash, each Fund, subject to compliance with applicable regulations, reserves the right to deliver the proceeds of redemptions in the form of portfolio securities if deemed advisable by the Trustees. The value of any such portfolio securities distributed will be determined in the manner as described under "Determination of Net Asset Value" and may be more or less than a shareholder's cost depending upon the market value of portfolio securities at the time the redemption is made. If the amount of a Fund's shares to be redeemed for a Participating Trust Department sub-account within a 90-day period exceeds the lesser of $250,000 or 1% of the aggregate net asset value of the Fund at the beginning of such period, such Fund reserves the right to deliver all or any part of such excess in the form of portfolio securities. If portfolio securities were distributed in lieu of cash, the shareholder would normally incur transaction costs upon the disposition of any such securities.

Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to redeem fully at net asset value any Fund account which at any time, due to redemption or transfer, amounts to less than $500 for that Fund; any shareholder who makes a partial redemption which reduces his or her account in a Fund to less than $500 would be subject to the Fund's right to redeem such account. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. Prior to the execution of any such redemption, notice will be sent and the shareholder will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum of $500 per Fund.

Systematic Withdrawal Plan

The Funds offer shareholders a Systematic Withdrawal Plan, which allows a shareholder to designate that a fixed sum ($250.00 minimum per transaction limited to those shareholders with a balance of $5,000 or greater) be distributed to the shareholder or as otherwise directed at regular intervals. The redemption takes place on the 30th of the month, but if the 30th of the month falls on a Saturday, Sunday or legal holiday, the distribution shall be made on the prior business day. An application for this service together with information on any applicable service fees may be obtained by calling Lafayette American Bank & Trust Company, Trust Department at (203) 336-6137 or
(800) 262-7642.

Retirement Plans

The Trust has instituted a program under which an investor may establish an Individual Retirement Account with the Lafayette American Bank & Trust Company and purchase shares through such account. The minimum initial investment in each Fund for such an account is $500 ($250 for a spousal IRA) and no minimum for additional investments. Additional information regarding the establishment of such an account may be obtained by calling Lafayette American Bank & Trust Company, Trust Department at (203) 336-6137 or (800) 262-7642.

Lafayette American Bank & Trust Company also offers defined contribution plans, including simplified employee (including SAR-SEPs), 401(k), profit-sharing and money purchase pension plans ("Retirement Plans"). There is no minimum investment required for Retirement Plans.


DETERMINATION OF NET ASSET VALUE
The price investors pay when buying Fund shares, and the price investors receive when redeeming Fund shares, is the net asset value of the shares. No sales charge or commission of any kind is added by the Fund upon a purchase and no charge is deducted upon a redemption.

The net asset value for each Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities excluding capital and surplus) by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. This determination is applicable to all transactions in shares of each Fund prior to that time and after the previous time as of which net asset value was determined. Accordingly, purchase orders accepted or shares tendered for redemption prior to the close of regular trading on a day the Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted or shares tendered for redemption after that time will be valued as of the close of the next trading day.

Each security traded on a national securities exchange or quoted on Nasdaq will ordinarily be valued on the basis of its last sale price on the date of valuation or, if there are no sales that day, at the closing bid quotation. All other securities for which reliable bid quotations are available are valued at the latest bid quotation. Short-term securities are valued at either original cost or amortized cost, both of which the Board of Trustees has determined to approximate current market value. Other assets and securities (for which no current price is available) are valued in good faith by the Board of Trustees.


DIVIDENDS AND DISTRIBUTIONS
It is the policy of the Trust to pay dividends from the net investment income of the U.S. Government Securities and Income Funds monthly, and to pay dividends from the net investment income of the Core Equity Fund, Aggressive Equity Fund and International Equity Fund annually. The Trust intends to distribute substantially all of its net investment income in order to comply with certain requirements of the Code. Net capital gains (the excess of net long-term capital gains over short-term capital losses), if any, are intended to be distributed on an annual basis. Any dividends or distributions will be automatically reinvested at net asset value unless a shareholder otherwise instructs the Transfer Agent in writing.


TAX INFORMATION
Each Fund intends to qualify for treatment as a regulated investment company under the Code. In each taxable year that a Fund so qualifies, such Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain), and net capital gain that is distributed to shareholders.

Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares and whether such distributions are paid in cash or reinvested in additional Fund shares.

Each Fund provides federal tax information to its shareholders annually, including information about dividends and other distributions paid during the preceding year and, under certain circumstances, with respect to the International Equity Fund, each shareholder's respective shares of any foreign taxes paid by the Funds, in which event each shareholder would be required to include in his or her gross income his or her pro rata share of those taxes but might be entitled to claim a credit or deduction for them.

Each Fund must withhold 31% from dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other noncorporate shareholders who (i) have not furnished to the Fund a correct taxpayer identification number or a properly completed claim for exemption on Form W-8 or W-9 or (ii) otherwise are subject to backup withholding. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with the Fund.

A redemption of shares of a Fund may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of shares of a Fund for shares of another Fund generally will have similar tax consequences. In addition, if shares of a Fund are purchased within 30 days before or after redeeming shares of that Fund at a loss, the loss will not be deductible and instead will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders. See
"Taxes" in the Statement of Additional Information for a further discussion. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective investors therefore are urged to consult their tax advisers.


FUND PERFORMANCE
From time to time, total return and yield data for a Fund may be quoted in advertisements or in communications to shareholders. A Fund's total return will be calculated on an average annual (compound) total return basis, and may also be calculated on an aggregate total return basis, for various periods from the date it commences operations. Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

Yield is computed based on the net income of a Fund during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation. More specifically, the yield is computed by dividing a Fund's net income per share during a 30-day (or one-month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

The total return and yield of a Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and yield of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.

Performance quotations of a Fund represent the Fund's past performance and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute a Fund's total return and yield are described in more detail in the Statement of Additional Information.


OTHER INFORMATION
The Trust is a business trust established under Delaware law and is a no-load, open-end management investment company. The Trust was established under a Certificate of Trust dated October 7, 1994. The Trust's shares of beneficial interest have no par value. Shares of the Trust may be issued in two or more series or "Funds." The Trust currently has five Funds. Each Fund's shares may be issued in an unlimited number by the Trustees of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, the shares are fully paid and non-assessable by the relevant Fund. Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each series entitled to vote on a matter will vote in the aggregate and not by series, except as required by applicable law or when the matter to be voted on affects only the interests of shareholders of a particular series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Funds may elect all of the Trustees.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Pursuant to the Declaration of Trust, the Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in connection with the meeting. The Declaration of Trust expressly provides that separate boards of trustees may be authorized for each series of the Trust. Presently, only one Board of Trustees has been established which oversees the Trust and the Stalwart Funds. It is contemplated that if additional series are created, separate boards may be created.

As of the date of this Prospectus, Briar Capital Management, L.L.C., owned all of the outstanding shares of each Fund. It is contemplated that the public offering of the shares of the Funds will reduce Briar Capital Management, L.L.C.'s holdings to less than 5% of the total shares outstanding.

The Prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares; yet it is possible that a Fund might become liable for a misstatement in the Prospectus of another Fund. The Trustees have considered this in approving the use of a combined Prospectus.


SHAREHOLDER INQUIRIES
Shareholders desiring information on their account with the Trust or those desiring to submit applications, redemption requests, inquiries or notifications, should contact Lafayette American Bank & Trust Company,
Attention: Trust Department at 1087 East Broad Street, Bridgeport, Connecticut 06604 or call (203) 336-6137 or (800) 262-7642.